March 9, 2017

DREYFUS INVESTMENT FUNDS
-Dreyfus Diversified Emerging Market Fund

Supplement to Summary and Statutory Prospectus
dated February 1, 2017

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's subadvisers are The Boston Company Asset Management, LLC (TBCAM) and Mellon Capital Management Corporation (Mellon Capital).

The day-to-day management of the portion of the fund's portfolio managed by TBCAM is the responsibility of the global research team of TBCAM. The team members are Elizabeth Slover, Michelle Y. Chan, CFA and Julianne McHugh. Mses. Slover and Chan have served as a portfolio manager of the fund since January 2014 and Ms. McHugh has served as a portfolio manager since November 2015. Ms. Slover is a senior managing director at TBCAM and is the director of TBCAM's global research team. Ms. Chan is a director at TBCAM and a senior research analyst on TBCAM's global research team. Ms. McHugh is a director at TBCAM and a senior research analyst on TBCAM's global research team.

The day-to-day management of the portion of the fund's portfolio managed by Mellon Capital is the responsibility of C.Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA. Messrs. Gala and Goslin have each served as primary portfolio managers of the fund since January 2014. Mr. Cazalet has served as primary portfolio manager of the fund since February 2015. Messrs. Boggs and Zamil have each served as primary portfolio managers of the fund since March 2017. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Goslin is a director and senior portfolio manager at Mellon Capital. Mr. Zamil is a managing director and global investment strategist at Mellon Capital.

The following information supersedes and replaces the third paragraph in "Fund Details –Management - Subadvisers" in the statutory prospectus:

Mellon Capital Management Corporation, located at 50 Fremont Street, San Francisco, California 94105, is a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, founded in 1983. C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital. Messrs. Gala and Goslin have each served as primary portfolio managers of the fund since January 2014 and Mr. Cazalet has served as primary portfolio manager since February 2015. Messrs. Boggs and Zamil have each served as primary portfolio managers of the fund since March 2017. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, which he joined in 1993. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. Prior to

6919STK0317

joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc., where he was responsible for U.S. west coast and international clients. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor entities of BNY Mellon since 1993. Mr. Goslin is a director and senior portfolio manager at Mellon Capital, which he joined in 1999. Mr. Zamil is a managing director and global investment strategist at Mellon Capital, where he has been employed since October 2015. Prior to joining Mellon Capital, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments, where he focused on active equity and multi-asset strategies. Prior to American Century Investments, he was employed from April 2011 until September 2012 by BlackRock, where he focused on active equity. As of December 31, 2016, Mellon Capital had assets under management totaling approximately $341.0 billion (including $3.3 billion in overlay strategies).

6919STK0317

March 9, 2017

DREYFUS INVESTMENT FUNDS
-Dreyfus Diversified Emerging Markets Fund
THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Equity Income Fund

Supplement to Statement of Additional Information dated

April 29, 2016, as revised or amended August 1, 2016, September 30, 2016, December 30, 2016, February 1, 2017 and March 1, 2017

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

	Registered			Other Pooled
Primary	Investment	Total Assets		Investment	Total Assets		Other	Total Assets
Portfolio Manager[1]	Companies	Managed		Vehicles	Managed		Accounts	Managed
Syed A. Zamil	21	$4.5	B	16	$599	M	48	$6.0	B
C. Wesley Boggs	21	$4.5	B	16	$599	M	48	$6.0	B

1

Because Mr. Zamil became a portfolio manager of Dreyfus Equity Income Fund and Messrs. Zamil and Boggs became primary portfolio managers of Dreyfus Diversified Emerging Markets Fund as of March 9, 2017, their information is as of December 31, 2016.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

		Number of Accounts
Primary		Subject to Performance	Total Assets of
Portfolio Manager	Type of Account	Fees	Accounts
Syed A. Zamil	Other	7	$687	M
C. Wesley Boggs	Other	7	$687	M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

GRP5-SAISTK-0317

Primary Portfolio		Dollar Range of Fund Shares
Manager[1]	Fund	Beneficially Owned
Dreyfus Diversified Emerging
Syed A. Zamil	Markets Fund	None
	Dreyfus Equity Income Fund	None

C. Wesley Boggs	Dreyfus Diversified Emerging	None
Markets Fund

1

Because Mr. Zamil became a portfolio manager of Dreyfus Equity Income Fund and Messrs. Zamil and Boggs became primary portfolio managers of Dreyfus Diversified Emerging Markets Fund as of March 9, 2017, their information is as of December 31, 2016.

GRP5-SAISTK-0317